                                                                     EXHIBT 10.4

                                                                     [Execution]

                                    GUARANTY
                                    --------

         THIS GUARANTY is made as of May 1, 2002, by St. Mary Operating Company, a Colorado corporation, St. Mary Energy Company, a Delaware corporation, Nance
Petroleum Corporation, a Montana corporation, St. Mary Minerals, Inc. a Colorado corporation, Parish Corporation, a Colorado corporation, Four Winds Marketing
LLC, a Colorado limited liability company and Roswell LLC, a Texas limited liability company (collectively herein called "Guarantors" and each a
"Guarantor"), in favor of Bank of America, N.A., individually and as agent for
Lenders, as such term is defined in the Credit Agreement described below (in such capacity "Agent").

                                    RECITALS:

         1. St. Mary Land & Exploration Company, a Delaware corporation
("Borrower"), has executed in favor of Agent and Lenders those certain promissory notes dated June 24, 2000, payable to the order of Lenders in the aggregate principal amount of $200,000,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the "Note").

         2. The Note was executed pursuant to a Credit Agreement dated June 30,
1998 (herein, as from time to time amended, supplemented or restated, called the
"Credit Agreement"), by and between Borrower, Agent and Lenders, pursuant to which Lenders have agreed to advance funds to Borrower under the Note.

         3. It is a condition precedent to Lenders' obligations to advance funds pursuant to the Credit Agreement that Guarantors shall execute and deliver to
Agent a satisfactory guaranty of Borrower's obligations under the Note and the
Credit Agreement.

         4. Borrower owns directly one hundred percent (100%) of the outstanding equity interests of each Guarantor.

         5. Borrower, Guarantors, and the other direct and indirect subsidiaries of Borrower are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, with the credit needed from time to time by each often being provided by another or by means of financing obtained by one such affiliate with the support of the others for their mutual benefit and the ability of each to obtain such financing being dependent on the successful operations of the others.

         6. The board of directors of each Guarantor has determined that such
Guarantor's execution, delivery and performance of this Guaranty may reasonably be expected to benefit such Guarantor, directly or indirectly, and are in the best interests of such Guarantor.

         NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to each Guarantor from Lenders' advances of funds to Borrower under the Credit Agreement, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Lenders to advance funds under the Credit
Agreement, each Guarantor hereby agrees with Agent, for the benefit of Agent and
Lenders as follows:

                                   AGREEMENTS:

         Section 1. Definitions. Reference is hereby made to the Credit
                    -----------
Agreement for all purposes. All terms used in this Guaranty which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings when used herein. All references herein to this Guaranty, any
Obligation Document, Loan Document, or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein the following terms shall have the following meanings:

         "Agent" means the Person who, at the time in question, is the "Agent"
          -----
under the Credit Agreement. Whenever there is only one Lender under the Credit
Agreement, "Agent" shall also refer to such Lender in such capacity as the only
Lender.

         "Lenders" means Bank of America, N.A. and all other Persons who at any
          -------
time are "Lenders" under the Credit Agreement.

         "Obligations" means collectively all of the indebtedness, obligations,
          -----------
and undertakings which are guaranteed by Guarantor and described in subsections
(a) and (b) of Section 2.

         "Obligation Documents" means the Note, the Credit Agreement, the Loan
          --------------------
Documents (other than this Guaranty), all other documents and instruments under, by reason of which, or pursuant to which any or all of the Obligations are evidenced, governed, secured, or otherwise dealt with, and all other documents, instruments, agreements, certificates, legal opinions and other writings heretofore or hereafter delivered in connection herewith or therewith.

         "Obligors" means Borrower, each Guarantor and any other endorsers,
          --------
guarantors or obligors, primary or secondary, of any or all of the Obligations.

         "Security" means any rights, properties, or interests of Agent or
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Lenders, under the Obligation Documents or otherwise, which provide recourse or other benefits to Agent or Lenders in connection with the Obligations or the non-payment or non-performance thereof, including collateral (whether real or personal, tangible or intangible) in which Agent or Lenders have rights under or pursuant to any Obligation Documents, guaranties of the payment or performance of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Obligations.

         "Security Agreement" means that certain Security Agreement of even date
          ------------------
herewith from Borrower and Guarantors in favor of Agent for the benefit of
Lenders.

         Section 2.  Guaranty.
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         (a) Each Guarantor hereby, jointly and severally, irrevocably, absolutely, and unconditionally guarantees to Agent and each Lender the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

                  (i) the Note, including all principal, all interest thereon and all other sums payable thereunder; and

                  (ii) All other sums payable under the other Obligation
         Documents, whether for principal, interest, fees or otherwise; and

                  (iii) Any and all other indebtedness or liabilities which
         Borrower may at any time owe to Agent or any Lender, whether incurred heretofore or hereafter or concurrently herewith, voluntarily or involuntarily, whether owed alone or with others, whether fixed, contingent, absolute, inchoate, liquidated or unliquidated, whether such indebtedness or liability arises by notes, discounts, overdrafts, open account indebtedness or in any other manner whatsoever, and including interest, attorneys' fees and collection costs as may be provided by law or in any instrument or agreement evidencing any such indebtedness or liability.

Without limiting the generality of the foregoing, each Guarantor's liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Borrower described above in this subsection (a), or below in the following subsection (b), which would be owed by Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving Borrower.

         (b) Each Guarantor hereby, jointly and severally, irrevocably, absolutely, and unconditionally guarantees to Agent and each Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of Borrower to Agent or such Lender under, by reason of, or pursuant to any of the Obligation Documents.

         (c) If Borrower shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated
maturity, as a result of the exercise of any power to accelerate, or otherwise, each Guarantor will, upon demand by Agent, pay such Obligation in full to Agent for the benefit of Agent or the Lender to whom such Obligation is owed. If
Borrower shall for any reason fail to perform promptly any Obligation,
Guarantors will, upon demand by Agent, cause such Obligation to be performed or, if specified by Agent, provide sufficient funds, in such amount and manner as
Agent shall in good faith determine, for the prompt, full and faithful performance of such Obligation by Agent or such other Person as Agent shall designate.

         (d) If Borrower or Guarantors fail to pay or perform any Obligation as described in the immediately preceding subsections (a), (b), or (c) Guarantors will incur the additional obligation to pay to Agent, and Guarantors will forthwith upon demand by Agent pay to Agent, the amount of any and all expenses,

including fees and disbursements of Agent's counsel and of any experts or agents retained by Agent, which Agent may incur as a result of such failure.

         (e) As between Guarantors and Agent or Lenders, this Guaranty shall be considered a primary and liquidated liability of Guarantor.

         (f) The liability of each Guarantor hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this
Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

         Section 3  Unconditional Guaranty; Joint and Several Liability.
                    ---------------------------------------------------

         (a) No action which Agent or any Lender may take or omit to take in connection with any of the Obligation Documents, any of the Obligations (or any
other indebtedness owing by Borrower to Agent or any Lender), or any Security, and no course of dealing of Agent or any Lender with any Obligor or any other
Person, shall release or diminish any Guarantor's obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford any
Guarantor any recourse against Agent or any Lender, regardless of whether any such action or inaction may increase any risks to or liabilities of Agent or any
Lender or any Obligor or increase any risk to or diminish any safeguard of any
Security. Without limiting the foregoing, each Guarantor hereby expressly agrees that Agent and Lenders may, from time to time, without notice to or the consent of such Guarantor, do any or all of the following:

                  (i) Amend, change or modify, in whole or in part, any one or more of the Obligation Documents and give or refuse to give any waivers or other indulgences with respect thereto.

                  (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any
         Security or Obligation Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the
         Obligations or the Obligation Documents.

                  (iii) Accelerate, change, rearrange, extend, or renew the
         time, rate, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise).

                  (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Obligation Documents.

                  (v) Take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Obligations,
         accept additional or substituted Security therefor, and perfect or fail to perfect Agent's or Lenders' rights in any or all Security.

                  (vi) Discharge, release, substitute or add Obligors.

                  (vii) Apply all monies received from Obligors or others, or from any Security for any of the Obligations, as Agent or Lenders may
         determine to be in their best interest, without in any way being required to marshall Security or assets or to apply all or any part of such monies upon any particular Obligations.

         (b) No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish Guarantors'
obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford Guarantors any recourse against Agent or any Lender.
Without limiting the foregoing, the obligations, liabilities, agreements, and duties of each Guarantor under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of such Guarantor:

                  (i) Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Obligor or any other proceedings involving any
         Obligor or any of the assets of any Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any Obligor, any properties of any
         Obligor, or the estate in bankruptcy of any Obligor in the course of or resulting from any such proceedings.

                  (ii) The failure by Agent or any Lender to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Obligor is a party.

                  (iii) The release by operation of law of any Obligor from any of the Obligations or any other obligations to Agent or any Lender.

                  (iv) The invalidity or unenforceability of any of the
         Obligation Documents, in whole or in part, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever.

                  (v) The failure of any Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any Obligor, Agent or any Lender.

                  (vi) The fact that any Guarantor may have incurred directly part of the Obligations or is otherwise primarily liable therefor.

                  (vii) Without limiting any of the foregoing, any fact or event
         (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by Guarantors under this
         Guaranty.

         (c) Agent and Lenders may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Obligations. Agent and Lenders may maintain an action against any one or more Guarantors on this Guaranty without joining any other
Obligor therein and without bringing a separate action against any other
Obligor.

         (d) If any payment to Agent or any Lender by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason Agent or any Lender is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to Agent or such Lender shall not constitute a release of any
Guarantor from any liability hereunder, and each Guarantor agrees to pay such amount to Agent or such Lender on demand and agrees and acknowledges that this
Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in Section 6 prior to any such payment or payments shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in Agent and Lenders.

         (e) This is a continuing guaranty and shall apply to and cover all
Obligations and renewals and extensions thereof and substitutions therefor from time to time.

         (f) The obligation of each Guarantor hereunder shall be several and also joint with all other Guarantors, each Guarantor with all other Guarantors and also each Guarantor with any one or more other Guarantors, and may be enforced at the option of Agent and/or Lenders against each Guarantor severally, any two or more Guarantors jointly, or some Guarantor's severally and some
Guarantor's jointly. Each Guarantor acknowledges that the effectiveness of this
Guaranty is not conditioned on any or all of the Obligations being guaranteed by anyone else, including the other Guarantors.

         Section 4. Waiver. Each Guarantor hereby waives, with respect to the
                    ------
Obligations, this Guaranty, and the Obligation Documents:

         (a) notice of the incurrence of any Obligation by Borrower, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of Borrower (it being understood and agreed that: (i) each Guarantor shall take full responsibility for informing itself of such matters, (ii) neither Agent nor any Lender shall have any responsibility of any kind to inform any Guarantor of such matters, and
(iii) Agent and Lenders are hereby authorized to assume that Guarantors, by virtue of their relationships with Borrower which are independent of this
Guaranty, has full and complete knowledge of such matters whenever Lenders extend credit to Borrower or take any other action which may change or increase
Guarantors' liabilities or losses hereunder).

         (b) notice that Agent, any Lender, any Obligor, or any other Person has taken or omitted to take any action under this Guaranty, any Obligation Document or any other agreement or instrument relating thereto or relating to any
Obligation.

         (c) notice of acceptance of this Guaranty and all rights of Guarantors under any State law discharging Guarantors from liability hereunder for failure to sue on this Guaranty.

         (d) default, demand, presentment for payment, and notice of default, demand, dishonor, nonpayment, or nonperformance.

         (e) notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever.

         Section 5. Exercise of Remedies. Agent and each Lender shall have the
                    --------------------
right to enforce, from time to time, in any order and at Agent's or such
Lender's sole discretion, any rights, powers and remedies which Agent or such
Lender may have under this Guaranty or the Obligation Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, oil or gas production, or other properties or rights, whether real or personal, tangible or intangible; and Guarantors shall be liable to Agent and each Lender hereunder for any deficiency resulting from the exercise by Agent or any Lender of any such right or remedy even though any rights which Guarantors may have against Borrower or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Agent and each Lender provided herein and in the Obligation Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Agent and each Lender hereunder are not conditional or contingent on any attempt by Agent or any Lender to exercise any of its rights under any Obligation Document against any Obligor or any other Person.

         Section 6.  Limited Subrogation.
                     -------------------

         (a) Until all of the Obligations have been paid and performed in full
Guarantors shall have no right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against or to any Obligor or any Security in connection with this Guaranty (including any right of subrogation under any state law), and Guarantors hereby waive any rights to enforce any remedy which
Guarantor may have against Borrower and any right to participate in any Security until such time. If any amount shall be paid to Guarantors on account of any such subrogation or other rights, any such other remedy, or any Security at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Agent, shall be segregated from the other funds of Guarantors and shall forthwith be paid over to Agent to be held by Agent as collateral for, or then or at any time thereafter applied in whole or in part by Agent against, all or any portion of the Obligations, whether matured or unmatured, in such order as Agent shall elect.

         (b) If Guarantors shall make payment to Agent of all or any portion of the Obligations and if all of the Obligations shall be finally paid in full,
Agent will, at Guarantors' request and expense, execute and deliver to
Guarantors (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to Guarantors of an interest in the Obligations resulting from such payment by Guarantors; provided that such transfer shall be subject to Section 3(d) above and that without the consent of
Agent (which Agent may withhold in its discretion) Guarantors shall not have the right to be subrogated to any claim or right against any Obligor which has become owned by Agent or any Lender, whose ownership has otherwise changed in the course of enforcement of the Obligation Documents, or which Agent otherwise has released or wishes to release from its Obligations.

         Section 7. Successors and Assigns. Guarantors' rights or obligations
                    ----------------------
hereunder may not be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of
Guarantors, as well as Guarantors. This Guaranty shall apply to and inure to the benefit of Agent and Lenders and their successors or assigns. Without limiting the generality of the immediately preceding sentence, Agent and each Lender may assign, grant a participation in, or otherwise transfer any Obligation held by it or any portion thereof, and Agent and each Lender may assign or otherwise transfer its rights or any portion thereof under this Guaranty and any
Obligation Document, to any other Person, and such other Person shall thereupon become entitled to all of the benefits in respect thereof granted to Agent or such Lender hereunder unless otherwise expressly provided by Agent or such
Lender in connection with such assignment or transfer.

         Section 8. Subordination and Offset. Guarantors hereby subordinate and
                    ------------------------
make inferior to the Obligations any and all indebtedness now or at any time hereafter owed by Borrower to Guarantors on the terms set forth in this Section.
Guarantors agree that after the occurrence of any Default or Event of Default they will neither permit Borrower to repay such indebtedness or any part thereof nor accept payment from Borrower of such indebtedness or any part thereof without the prior written consent of Agent and Lenders. If any Guarantor receives any such payment without the prior written consent of Agent and
Lenders, the amount so paid shall be held in trust for the benefit of Lenders, shall be segregated from the other funds of such Guarantor, and shall forthwith be paid over to Agent to be held by Agent as collateral for, or then or at any time thereafter applied in whole or in part by Agent against, all or any portions of the Obligations, whether matured or unmatured, in such order as
Agent shall elect. Each Guarantor hereby grants to Lenders a right of offset to secure the payment of the Obligations and such Guarantor's obligations and liabilities hereunder, which right of offset shall be upon any and all monies, securities and other property (and the proceeds therefrom) of such Guarantor now or hereafter held or received by or in transit to Agent or any Lender from or for the account of such Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits
(general or special), credits and claims of such Guarantor at any time existing against Agent or any Lender. Upon the occurrence of any Default or Event of
Default Agent and each Lender is hereby authorized at any time and from time to time, without notice to Guarantors, to offset, appropriate and apply any and all items hereinabove referred to against the Obligations and Guarantors'
obligations and liabilities hereunder irrespective of whether or not Agent or such Lender shall have made any demand under this Guaranty and although such obligations and liabilities may be contingent or unmatured. Agent and each
Lender agrees promptly to notify Guarantors after any such offset and application made by Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such offset and application. The rights of Agent and each Lender under this section are in addition to, and shall not be limited by, any other rights and remedies (including other rights of offset)
which Agent and Lenders may have.

         Section 9. Representations and Warranties. Each Guarantor hereby
                    ------------------------------
represents and warrants to Agent and each Lender as follows:

         (a) The Recitals at the beginning of this Guaranty are true and correct in all respects.

         (b) Such Guarantor is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, as set forth in the Recitals to this Guaranty; and such Guarantor has all requisite power and authority to execute, deliver and perform this Guaranty.

         (c) The execution, delivery and performance by such Guarantor of this
Guaranty have been duly authorized by all necessary corporate action and do not and will not contravene its certificate or articles of incorporation or bylaws.

         (d) The execution, delivery and performance by such Guarantor of this
Guaranty do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting such Guarantor or any of its
Affiliates or properties, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by such
Guarantor of this Guaranty.

         (f) This Guaranty is a legal, valid and binding obligation of such
Guarantor, enforceable against such Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.

         (g) There is no action, suit or proceeding pending or, to the knowledge of such Guarantor, threatened against or otherwise affecting such Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect such
Guarantor's financial condition or its ability to perform its obligations hereunder.

         Section 10. No Oral Change. No amendment of any provision of this
                     --------------
Guaranty shall be effective unless it is in writing and signed by Guarantors and
Lenders, and no waiver of any provision of this Guaranty, and no consent to any departure by Guarantors therefrom, shall be effective unless it is in writing and signed by Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 11. Invalidity of Particular Provisions. If any term or
                     -----------------------------------
provision of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         Section 12. Headings and References. The headings used herein are for
                     -----------------------
purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Guaranty," "this instrument," "herein," "hereof,"
"hereby" and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the subdivisions hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         Section 13. Term. This Guaranty shall be irrevocable until all of the
                     ----
Obligations have been completely and finally paid and performed, no Lender has any obligation to make any loans or other advances to Borrower, and all obligations and undertakings of Borrower under, by reason of, or pursuant to this Guaranty and the Obligation Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section
3(d). All extensions of credit and financial accommodations heretofore or hereafter made by Agent or Lenders to Borrower shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon.

         Section 14. Excess Payment. To the extent that after payment in full of
                     --------------
the Obligations and termination of Lenders' commitments to advance funds to
Borrower, a court of competent jurisdiction enters a final judgment determining that the aggregate amount of the Obligations received by the Lenders is in excess of the amount which they were entitled to receive, each Guarantor shall be entitled to recover its allocable portion of such excess.

         Section 15. Notices. Any notice or communication required or permitted
                     -------
hereunder shall be given as provided in the Security Agreement.

         Section 16. Limitation on Interest. Agent, Lenders and Guarantor intend
                     ----------------------
to contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Credit Agreement limiting the interest for which Guarantors are obligated are expressly incorporated herein by reference.

         Section 17. Loan Document. This Guaranty is a Loan Document, as defined
                     -------------
in the Credit Agreement, and is subject to the provisions of the Credit
Agreement governing Loan Documents. Guarantors hereby ratify, confirm and approve the Credit Agreement and the other Loan Documents and, in particular, any provisions thereof which relate to Guarantor.

         Section 18. Counterparts; Fax. This Guaranty may be executed in any
                     -----------------
number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty. This Agreement may be validly executed and delivered by facsimile or other electronic transmission.

                                       10

         SECTION 19. GOVERNING LAW. THIS GUARANTY IS TO BE PERFORMED IN THE
                     -------------
STATE OF COLORADO AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN
ACCORDANCE WITH THE LAWS OF SUCH STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS
OF LAW. GUARANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE
JURISDICTION OF THE STATE AND FEDERAL COURTS OF SUCH STATE. EACH GUARANTOR
HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, AS AGENT OF
SUCH GUARANTOR TO RECEIVE SERVICE OF ALL PROCESS BROUGHT AGAINST SUCH GUARANTOR
WITH RESPECT TO ANY SUCH PROCEEDING IN ANY SUCH COURT IN COLORADO, SUCH SERVICE
BEING HEREBY ACKNOWLEDGED BY SUCH GUARANTOR TO BE EFFECTIVE AND BINDING SERVICE
IN EVERY RESPECT. COPIES OF ANY SUCH PROCESS SO SERVED SHALL ALSO, IF PERMITTED
BY LAW, BE SENT BY REGISTERED MAIL TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH
BELOW, BUT THE FAILURE OF SUCH GUARANTOR TO RECEIVE SUCH COPIES SHALL NOT AFFECT
IN ANY WAY THE SERVICE OF SUCH PROCESS AS AFORESAID. EACH GUARANTOR SHALL
FURNISH TO AGENT A CONSENT OF CT CORPORATION SYSTEM AGREEING TO ACT HEREUNDER
PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE
RIGHT OF AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL
LIMIT THE RIGHT OF AGENT TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE
COURTS OF ANY OTHER JURISDICTION. IF FOR ANY REASON CT CORPORATION SYSTEM SHALL
RESIGN OR OTHERWISE CEASE TO ACT AS ANY GUARANTOR'S AGENT, SUCH GUARANTOR HEREBY
IRREVOCABLY AGREES TO IMMEDIATELY DESIGNATE AND APPOINT A NEW AGENT ACCEPTABLE
TO AGENT TO SERVE IN SUCH CAPACITY AND, IN SUCH EVENT, SUCH NEW AGENT SHALL BE
DEEMED TO BE SUBSTITUTED FOR CT CORPORATION SYSTEM FOR ALL PURPOSES HEREOF AND
(A) PROMPTLY DELIVER TO AGENT THE WRITTEN CONSENT (IN FORM AND SUBSTANCE
SATISFACTORY TO AGENT) OF SUCH NEW AGENT AGREEING TO SERVE IN SUCH CAPACITY.

         SECTION 20. FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN
                     ---------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT
BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
THE PARTIES HERETO.
            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                       11

         IN WITNESS WHEREOF, Guarantors have executed and delivered this
Guaranty as of the date first written above.

                                         ST. MARY OPERATING COMPANY

                                         By: /s/ MILAM RANDOLPH PHARO
                                            -----------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land and Legal

                                         ST. MARY ENERGY COMPANY

                                         By: /s/ MILAM RANDOLPH PHARO
                                            -----------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land and Legal

                                         NANCE PETROLEUM CORPORATION

                                         By: /s/ RONALD B. SANTI
                                            -----------------------------------
                                            Ronald B. Santi
                                            Vice President - Land

                                         ST. MARY MINERALS, INC.

                                         By: /s/ RICHARD C. NORRIS
                                            -----------------------------------
                                            Richard C. Norris
                                            Vice President - Finance

                                         PARISH CORPORATION

                                         By: /s/ RICHARD C. NORRIS
                                            -----------------------------------
                                            Richard C. Norris
                                            Vice President - Finance

                                         FOUR WINDS MARKETING, LLC

                                         By:    ST. MARY LAND & EXPLORATION
                                                COMPANY, as Manager

                                         By: /s/ MILAM RANDOLPH PHARO
                                            -----------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land and Legal

                                         ROSWELL, L.L.C.

                                         By:    ST. MARY LAND & EXPLORATION
                                                COMPANY, as a Member

                                         By: /s/ MILAM RANDOLPH PHARO
                                            -----------------------------------
                                            Milam Randolph Pharo
                                            Vice President - Land and Legal